UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2005

MIKOHN GAMING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	00-22752	88-0218876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Pilot Road, P.O. Box 98686

Las Vegas, NV 89119-8686

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code

(702) 896-3890

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 13, 2005, Mikohn Gaming Corporation, a Nevada corporation doing business as Progressive Gaming International Corporation (the “Company”), entered into a Binding Memorandum of Understanding (the “M.O.U.”) with IGT, a Nevada corporation (“IGT”), relating to the joint development and distribution of certain Table Gaming products. Under the M.O.U., IGT will be responsible for the sale and distribution of all products developed pursuant to the M.O.U., in exchange for which it will receive a distribution fee. The Company and IGT also agreed to share revenues derived from the sale of products under the M.O.U., as well as the sale of certain products outside the scope of the M.O.U. Within 60 days of the date of the M.O.U., a more definitive agreement is expected to be entered into by the Company and IGT memorializing the terms provided in the M.O.U. with greater specificity and adding other mutually agreeable standard terms and conditions.

In connection with the M.O.U., the Company and IGT entered into a certain letter agreement dated June 13, 2005 (the “Letter Agreement”) relating to the issuance to IGT of up to $40 million of the Company’s 6% Senior Subordinated Convertible Notes.

In addition, on June 13, 2005, the Company entered into a Product Development and Integration Agreement (the “Three-Party Agreement”) with Shuffle Master, Inc., a Minnesota corporation (“SMI”), and IGT. The Three-Party Agreement contemplates using complementary capabilities, technologies, and resources of the three parties to create a comprehensive automated table management solution. The Company’s designated area of responsibilities under the agreement include table data collection systems, bet recognition, automated chip tracking, Tablelink CT/GT, table/casino/cage RFID systems, and payoff recognition. The Company’s technologies and products are expected to provide these capabilities to the overall comprehensive automated table management solution contemplated by the agreement. Under the Three-Party Agreement, each party will be responsible for the development and integration of the products and technologies within their designated area of responsibilities, and the interfaces between their respective products and technologies and those of the other parties. As set forth in the M.O.U. between the Company and IGT (described above), IGT will distribute Company products and technologies related to the comprehensive automated table management solution contemplated by the Three-Party Agreement. In order to guard against misuse of the products and technologies provided by each party under the Three-Party Agreement, each company has agreed not to compete within the other companies’ designated area of responsibilities under the Agreement. Similarly, SMI agreed to restrict certain of its activities with respect to chip tracking technology for a specified period set forth in the Three-Party Agreement. Also, while retaining certain rights, the Company agreed to restrict certain of its activities relating to Intelligent Shoe products for a specified period set forth in the Three-Party Agreement. Subject to certain conditions and limitations, the parties agreed to indemnify each other for breach of any warranty under the Third-Party Agreement and from certain third-party claims. Under the Three-Party Agreement, the companies’ ability to assign their rights and obligations, by contract, operation of law or otherwise, are limited in certain circumstances.

To augment the Company’s existing rights under its Non-Exclusive Gaming Table License with Enpat, Inc. (a copy of which was previously filed as an exhibit to a Current Report on Form 8-K on October 22, 2004), on June 13, 2005 the Company also entered into a Non-Exclusive Patent License (the “License Agreement”) with SMI and IGT, pursuant to which the Company obtained a non-exclusive license under certain patents previously owned by Enpat, Inc. The License Agreement covers the sale by the Company of products contemplated by the Three-Party Agreement. Specifically excluded from the scope of the License Agreement are chips and readers (as defined in the agreement), as well as the table game rights previously granted to the Company by Enpat under the Company’s existing license.

The foregoing description of the M.O.U., the Letter Agreement, the Three-Party Agreement and the License Agreement is qualified in its entirety by reference to the M.O.U., the Letter Agreement, the Three-Party Agreement and the License Agreement attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, each of which is incorporated herein by reference.

On June 13, 2005, the Company entered into Amendment No. 7 (the “Amendment”) to the Loan and Security Agreement (the “Loan Agreement”) between the Company and CapitalSource Finance LLC (“CapSource”). Under the terms of the Amendment, all of the basic provisions of the Loan Agreement remain substantially the same. The Amendment, which by its terms was effective as of June 1, 2005, provides for an extension until June 30, 2005 of a covenant holiday for the minimum excess availability financial covenant. It also extends the parties’ agreement to amend and restate the Loan Agreement for a three-year term, prior to July 1, 2005. If the Company does not enter into an amended and restated Loan Agreement with CapSource by July 1, 2005, it will be required to repay all outstanding obligations under the Loan Agreement.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1*	Binding Memorandum of Understanding dated June 13, 2005 between the Registrant and IGT.

99.2	Letter Agreement dated June 13, 2005 between the Registrant and IGT.

99.3*	Product Development and Integration Agreement dated June 13, 2005 between the Registrant, Shuffle Master, Inc. and IGT.

99.4*	Non-Exclusive Patent License dated June 13, 2005 between the Registrant, Shuffle Master, Inc. and IGT.

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIKOHN GAMING CORPORATION

Date: June 17, 2005

/s/ Michael A. Sicuro
Michael A. Sicuro
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description
99.1*	Binding Memorandum of Understanding dated June 13, 2005 between the Registrant and IGT.

99.2	Letter Agreement dated June 13, 2005 between the Registrant and IGT.

99.3*	Product Development and Integration Agreement dated June 13, 2005 between the Registrant, Shuffle Master, Inc. and IGT.

99.4*	Non-Exclusive Patent License dated June 13, 2005 between the Registrant, Shuffle Master, Inc. and IGT.

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.